UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

                 November 25, 2024 (November 22, 2024)

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

                   New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Section 5 – Corporate Governance and Management

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2024, Mr. Douglas Wheat resigned from the Board of Directors (the “Board”) of International Seaways, Inc. (the “Company”), and from his role as Chairman of the Board, both with immediate effect. Mr. Wheat’s resignation was not the result of any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

In recognition of his transformational years of service, following his resignation, the Board appointed Mr. Wheat to the honorary position of Chairman Emeritus. Mr. Wheat’s previously granted stock-based director fees will be treated as fully vested and the Company will not seek reimbursement of cash director fees paid in advance for the fourth quarter. In consideration of the Company’s and the Board’s ability to continue to seek advice from him as Chairman Emeritus, the Company will pay Mr. Wheat approximately $500,000 pursuant to a consulting arrangement.

On November 22, 2024, effective upon Mr. Wheat’s resignation, the Board appointed Captain Ian Blackley, a member of the Board since 2016 when the Company was spun off from its predecessor, to serve as Chairman. The size of the board was also reduced from 10 to 9 directors, an action that is in line with recommendations previously received from some of the Company’s largest stockholders

“Doug Wheat has been an exceptional Chairman for International Seaways,” stated Captain Blackley. “Since the Company became a standalone public entity in December 2016, Doug has led the transformation of International Seaways into a multi-billion-dollar organization focused on the safe and reliable seaborne transportation of energy, while maintaining a balanced business model to support future growth. On behalf of the International Seaways Board of Directors and Management, we extend our heartfelt gratitude to Doug for his dedication and service to the Company.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: November 25, 2024	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel